UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	811-04304

Exact name of registrant as specified in charter:	Delaware Group® Government Fund

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	July 31

Date of reporting period:	October 31, 2012

Item 1. Schedule of Investments.

Schedule of Investments (Unaudited)

Delaware Core Plus Bond Fund

October 31, 2012

		Principal	Value
		Amount°	(U.S. $)
Agency Collateralized Mortgage Obligations – 2.64%
Fannie Mae Grantor Trust Series 2002-T1 A2 7.00% 11/25/31	USD	63,501	$75,671
Fannie Mae Interest Strip Series 35-2 12.00% 7/1/18		27,624	31,536
Fannie Mae REMICs
Series 1988-15 A 9.00% 6/25/18		525	604
Series 1996-46 ZA 7.50% 11/25/26		78,623	91,634
Series 2002-83 GH 5.00% 12/25/17		336,262	358,964
Series 2011-80 CB 4.00% 8/25/26		1,953,713	2,173,141
•Fannie Mae Whole Loan Series 2002-W1 2A 6.994% 2/25/42		77,423	90,663
Freddie Mac REMICs
Series 2557 WE 5.00% 1/15/18		276,818	295,654
Series 3131 MC 5.50% 4/15/33		176,402	180,391
Series 3173 PE 6.00% 4/15/35		298,009	310,927
Series 3656 PM 5.00% 4/15/40		235,000	263,383
tFreddie Mac Structured Pass Through Securities Series T-42 A5 7.50% 2/25/42		29,847	36,243
#FREMF Mortgage Trust Series 2012-K21 B 144A 3.94% 7/25/45		105,000	107,100
GNMA
Series 2010-42 PC 5.00% 7/20/39		545,000	661,101
Series 2010-113 KE 4.50% 9/20/40		245,000	280,632
NCUA Guaranteed Notes Series 2010-C1 A2 2.90% 10/29/20		80,000	85,263
Total Agency Collateralized Mortgage Obligations (cost $4,762,097)			5,042,907

Agency Mortgage-Backed Securities – 22.92%
Fannie Mae 10.50% 6/1/30		10,800	11,105
•Fannie Mae ARM
3.093% 11/1/35		61,147	65,456
5.155% 8/1/35		35,458	38,242
6.325% 7/1/36		139,985	150,739
Fannie Mae S.F. 15 yr
4.00% 11/1/25		305,132	331,283
5.00% 5/1/21		98,910	107,850
8.00% 10/1/16		41,879	44,936
Fannie Mae S.F. 15 yr TBA
2.50% 11/1/27		4,741,000	4,961,754
3.00% 11/1/27		6,407,000	6,758,385
Fannie Mae S.F. 20 yr 5.50% 8/1/28 to 12/1/29		324,966	356,786
Fannie Mae S.F. 30 yr
5.50% 2/1/37		197,609	216,958
6.00% 8/1/36 to 2/1/41		4,602,239	5,117,211
8.00% 2/1/30		20,792	21,512
10.00% 7/1/20 to 2/1/25		116,950	136,473
Fannie Mae S.F. 30 yr TBA
3.00% 11/1/42		6,925,000	7,261,513
3.50% 11/1/42		11,768,000	12,534,759
•Freddie Mac ARM
2.763% 7/1/36		43,457	46,460
5.814% 10/1/36		94,231	101,950
Freddie Mac S.F. 15 yr
5.00% 6/1/18 to 1/1/24		89,034	96,011
5.50% 8/1/23		58,894	63,805
Freddie Mac S.F. 30 yr
5.50% 12/1/38 to 7/1/40		2,697,485	2,939,657
6.00% 8/1/38 to 5/1/40		1,796,169	1,988,834
8.00% 5/1/31		88,059	107,927
10.00% 1/1/19		8,713	10,255
11.50% 6/1/15 to 3/1/16		15,219	16,664
GNMA I GPM 12.25% 3/15/14		2,876	2,892
GNMA I S.F. 15 yr 6.50% 7/15/14		21,441	22,489
GNMA I S.F. 30 yr
7.50% 1/15/32		11,355	13,888
8.00% 5/15/30		13,107	13,507
9.50% 10/15/19 to 3/15/23		29,883	32,849
10.00% 9/15/18		7,569	7,605
11.00% 8/15/15 to 9/15/15		5,762	5,847
11.50% 7/15/15		487	488
12.00% 2/15/13 to 6/15/15		36,808	37,285
12.50% 11/15/13 to 1/15/16		17,659	17,984
GNMA II GPM 10.75% 3/20/16		3,823	3,841

GNMA II S.F. 30 yr
7.50% 9/20/30		17,629	21,548
8.00% 6/20/30		9,452	11,683
10.00% 11/20/15 to 6/20/21		24,239	28,705
10.50% 3/20/16 to 2/20/21		37,130	38,624
11.00% 5/20/15 to 7/20/19		786	790
12.00% 4/20/14 to 5/20/15		934	974
12.50% 10/20/13 to 7/20/15		5,992	6,078
Total Agency Mortgage-Backed Securities (cost $43,647,982)			43,753,602

Commercial Mortgage-Backed Securities – 4.85%
#American Tower Trust Series 2007-1A AFX 144A 5.42% 4/15/37		300,000	314,091
BAML Commercial Mortgage Securities
•Series 2005-6 A4 5.19% 9/10/47		40,000	44,903
•Series 2006-2 A4 5.727% 5/10/45		115,000	132,534
Series 2006-4 A4 5.634% 7/10/46		200,000	229,796
•Bear Stearns Commercial Mortgage Securities
Series 2005-T20 A4A 5.15% 10/12/42		60,000	67,345
Series 2006-PW12 A4 5.712% 9/11/38		55,000	63,130
Citigroup Commercial Mortgage Trust Series 2012-GC8 A4 3.024% 9/10/45		180,000	188,594
•tCommercial Mortgage Pass Through Certificates Series 2005-C6 A5A 5.116% 6/10/44		225,000	249,397
•Credit Suisse Mortgage Capital Certificates Series 2006-C1 AAB 5.41% 2/15/39		69,962	73,002
#DBUBS Mortgage Trust 144A
Series 2011-LC1A A3 5.002% 11/10/46		850,000	1,012,556
•Series 2011-LC1A C 5.557% 11/10/46		200,000	231,540
Goldman Sachs Mortgage Securities II
•Series 2004-GG2 A6 5.396% 8/10/38		420,000	448,523
Series 2005-GG4 A4A 4.751% 7/10/39		450,000	488,748
•Series 2006-GG6 A4 5.553% 4/10/38		435,000	492,218
#Series 2010-C1 A2 144A 4.592% 8/10/43		145,000	169,476
•#Series 2010-C1 C 144A 5.635% 8/10/43		150,000	175,268
•#Series 2011-GC3 C 144A 5.543% 3/10/44		100,000	113,650
•Greenwich Capital Commercial Funding Series 2005-GG5 A5 5.224% 4/1/37		340,000	376,361
JPMorgan Chase Commercial Mortgage Securities
•Series 2005-LDP3 A4A 4.936% 8/15/42		235,000	259,492
•Series 2005-LDP4 A4 4.918% 10/15/42		125,000	136,675
•Series 2005-LDP5 A4 5.20% 12/15/44		280,000	313,844
Series 2011-C5 A3 4.171% 8/15/46		290,000	331,644
Lehman Brothers-UBS Commercial Mortgage Trust Series 2004-C1 A4 4.568% 1/15/31		120,000	125,330
Merrill Lynch Mortgage Trust
Series 2005-CIP1 A2 4.96% 7/12/38		66,007	67,382
•Series 2005-CKI1 A6 5.261% 11/12/37		300,000	335,076
Morgan Stanley Capital I
Series 2005-HQ6 A4A 4.989% 8/13/42		592,000	651,252
•Series 2007-T27 A4 5.653% 6/11/42		1,260,000	1,498,761
#OBP Depositor Trust Series 2010-OBP A 144A 4.646% 7/15/45		120,000	141,417
#Timberstar Trust Series 2006-1A A 144A 5.668% 10/15/36		210,000	237,023
WF-RBS Commercial Mortgage Trust
Series 2012-C9 A3 2.87% 11/15/45		220,000	226,909
Series 2012-C9 B 3.84% 11/15/45		50,000	51,773
Total Commercial Mortgage-Backed Securities (cost $8,277,525)			9,247,710

Convertible Bond – 0.12%
Linear Technology 3.00% exercise price $42.72, expiration date 5/1/27 3.00% 5/1/27		225,000	234,563
Total Convertible Bond (cost $216,755)			234,563

Corporate Bonds – 43.49%
Banking – 5.33%
Abbey National Treasury Services 4.00% 4/27/16		120,000	126,001
Banco do Brasil 3.875% 10/10/22		200,000	199,900
#Bank Nederlandse Gemeenten 144A 1.375% 9/27/17		216,000	217,185
Bank of America
3.75% 7/12/16		750,000	804,417
5.70% 1/24/22		165,000	196,668
BB&T 5.25% 11/1/19		627,000	722,561
BBVA US Senior 4.664% 10/9/15		200,000	202,114
•Bear Stearns 4.00% 12/7/12	AUD	200,000	207,521
•Branch Banking & Trust 0.719% 9/13/16	USD	280,000	272,386
#Caixa Economica Federal 144A 2.375% 11/6/17		150,000	149,841
City National 5.25% 9/15/20		160,000	176,649
#CoBank 144A 7.875% 4/16/18		250,000	312,390
•Fifth Third Capital Trust IV 6.50% 4/15/37		510,000	513,188
#HSBC Bank 144A 4.75% 1/19/21		740,000	857,389
HSBC Holdings 4.00% 3/30/22		340,000	373,192
JPMorgan Chase
2.00% 8/15/17		585,000	591,939
2.92% 9/19/17	CAD	172,000	172,930
JPMorgan Chase Bank 6.00% 10/1/17	USD	250,000	295,986
KeyBank 5.45% 3/3/16		500,000	563,783
KeyCorp 5.10% 3/24/21		280,000	331,944

Morgan Stanley 4.875% 11/1/22	255,000	258,294
PNC Bank 6.875% 4/1/18	250,000	317,134
PNC Funding 5.125% 2/8/20	210,000	252,381
SVB Financial Group 5.375% 9/15/20	150,000	170,434
U.S. Bank North America 4.95% 10/30/14	250,000	270,247
US Bancorp 2.95% 7/15/22	125,000	129,226
•USB Capital IX 3.50% 10/29/49	705,000	633,710
•#USB Realty 144A 1.487% 12/22/49	100,000	84,595
Wachovia
•0.71% 10/15/16	95,000	92,504
5.25% 8/1/14	105,000	112,748
Wachovia Bank 5.60% 3/15/16	265,000	296,451
Zions Bancorp
4.50% 3/27/17	160,000	167,573
7.75% 9/23/14	95,000	104,719
		10,178,000
Basic Industry – 5.12%
Alcoa
5.40% 4/15/21	135,000	139,987
6.75% 7/15/18	390,000	450,762
#Anglo American Capital 144A
2.625% 9/27/17	535,000	536,790
4.125% 9/27/22	200,000	204,302
ArcelorMittal 10.10% 6/1/19	485,000	570,874
Barrick Gold 3.85% 4/1/22	350,000	373,890
Cabot
2.55% 1/15/18	240,000	247,197
3.70% 7/15/22	130,000	134,050
CF Industries
6.875% 5/1/18	210,000	258,180
7.125% 5/1/20	275,000	349,079
Domtar 4.40% 4/1/22	145,000	150,187
Dow Chemical 8.55% 5/15/19	479,000	650,435
Freeport-McMoRan Copper & Gold 3.55% 3/1/22	165,000	168,327
Georgia-Pacific 8.00% 1/15/24	955,000	1,343,493
Hexion Finance 8.875% 2/1/18	160,000	162,400
International Paper
4.75% 2/15/22	195,000	222,457
6.00% 11/15/41	230,000	282,602
9.375% 5/15/19	55,000	75,799
LyondellBasell Industries 5.75% 4/15/24	610,000	709,124
#Mexichem SAB de CV 144A 4.875% 9/19/22	200,000	212,000
Rio Tinto Finance USA 2.875% 8/21/22	575,000	580,578
#Samarco Mineracao 144A 4.125% 11/1/22	238,000	238,312
#Taminco Global Chemical 144A 9.75% 3/31/20	940,000	1,024,599
Teck Resources
3.00% 3/1/19	5,000	5,094
3.75% 2/1/23	135,000	137,052
Vale Overseas 4.375% 1/11/22	415,000	443,822
#Xstrata Finance Canada 144A
4.00% 10/25/22	45,000	45,291
5.30% 10/25/42	50,000	50,307
		9,766,990
Brokerage – 0.27%
Jefferies Group
6.25% 1/15/36	40,000	40,400
6.45% 6/8/27	60,000	63,187
Lazard Group 6.85% 6/15/17	366,000	415,440
		519,027
Capital Goods – 0.80%
Ball 5.75% 5/15/21	495,000	534,600
#Cemex Finance 144A 9.375% 10/12/22	200,000	210,000
•#Cemex SAB de CV 144A 5.362% 9/30/15	355,000	347,013
#URS 144A 5.00% 4/1/22	200,000	207,270
#Votorantim Cimentos 144A 7.25% 4/5/41	200,000	228,000
		1,526,883
Communications – 6.09%
America Movil 3.125% 7/16/22	390,000	403,138
American Tower
4.70% 3/15/22	95,000	105,140
5.90% 11/1/21	910,000	1,091,874
#Brasil Telecom 144A 5.75% 2/10/22	465,000	503,363
CenturyLink 5.80% 3/15/22	365,000	384,889
#Clearwire Communications 144A 12.00% 12/1/15	220,000	235,400
Comcast 4.65% 7/15/42	50,000	54,206
*Cricket Communications 7.75% 10/15/20	150,000	155,438
#Crown Castle Towers 144A 4.883% 8/15/20	885,000	1,012,973

#Deutsche Telekom International Finance 144A
2.25% 3/6/17	360,000	369,152
3.125% 4/11/16	355,000	375,578
#Digicel Group 144A 8.25% 9/30/20	200,000	216,500
DIRECTV Holdings
3.80% 3/15/22	490,000	511,547
5.15% 3/15/42	110,000	115,504
Intelsat Bermuda 11.25% 2/4/17	525,000	553,218
Interpublic Group 4.00% 3/15/22	665,000	698,864
#Nara Cable Funding 144A 8.875% 12/1/18	500,000	475,000
NBCUniversal Media 4.45% 1/15/43	400,000	415,005
Qwest 6.75% 12/1/21	185,000	221,653
#SK Telecom 144A 2.125% 5/1/18	200,000	200,088
Sprint Nextel
6.00% 12/1/16	110,000	118,800
8.375% 8/15/17	130,000	151,450
Telecom Italia Capital 5.25% 10/1/15	120,000	127,350
#Telefonica Chile 144A 3.875% 10/12/22	400,000	398,378
Telefonica Emisiones
5.462% 2/16/21	35,000	35,656
6.421% 6/20/16	190,000	206,625
Time Warner Cable 8.25% 4/1/19	385,000	521,221
#UPCB Finance III 144A 6.625% 7/1/20	250,000	268,750
#Vimpel Communications Via VIP Finance Ireland 144A 7.748% 2/2/21	200,000	220,500
#VimpelCom Holdings 144A 7.504% 3/1/22	200,000	216,500
Virgin Media Secured Finance 6.50% 1/15/18	500,000	545,000
#Vivendi 144A
3.45% 1/12/18	455,000	466,244
6.625% 4/4/18	212,000	246,223
		11,621,227
Consumer Cyclical – 2.73%
#Daimler Finance North America 144A 2.25% 7/31/19	250,000	250,604
Darden Restaurants 3.35% 11/1/22	345,000	346,122
Dollar General 4.125% 7/15/17	50,000	52,500
eBay 4.00% 7/15/42	510,000	513,580
Ford Motor Credit
3.984% 6/15/16	200,000	212,157
5.00% 5/15/18	200,000	221,109
12.00% 5/15/15	200,000	248,000
Historic TW 6.875% 6/15/18	540,000	690,603
Host Hotels & Resorts
*4.75% 3/1/23	175,000	186,375
5.25% 3/15/22	180,000	199,800
5.875% 6/15/19	75,000	82,875
#Hyundai Capital America 144A 2.125% 10/2/17	200,000	201,255
Lowe's 3.12% 4/15/22	290,000	306,868
Macy's Retail Holdings 5.90% 12/1/16	354,000	417,454
MGM Resorts International
11.125% 11/15/17	215,000	238,113
11.375% 3/1/18	125,000	147,500
13.00% 11/15/13	55,000	61,600
Walgreen 3.10% 9/15/22	400,000	408,154
Western Union 3.65% 8/22/18	95,000	104,632
Wyndham Worldwide
4.25% 3/1/22	100,000	104,511
5.625% 3/1/21	90,000	100,592
5.75% 2/1/18	105,000	117,599
		5,212,003
Consumer Non-Cyclical – 4.33%
Amgen
3.625% 5/15/22	210,000	226,192
3.875% 11/15/21	110,000	121,118
5.375% 5/15/43	115,000	138,629
Boston Scientific 6.00% 1/15/20	145,000	172,324
#BRF- Brasil Foods 144A 5.875% 6/6/22	455,000	513,012
CareFusion 6.375% 8/1/19	475,000	566,979
Celgene
2.45% 10/15/15	250,000	260,826
3.25% 8/15/22	20,000	20,659
3.95% 10/15/20	120,000	131,009
Del Monte 7.625% 2/15/19	90,000	92,925
Energizer Holdings 4.70% 5/24/22	385,000	413,780
#Express Scripts Holding 144A 2.65% 2/15/17	375,000	391,847
#Heineken 144A
2.75% 4/1/23	125,000	126,574
3.40% 4/1/22	275,000	294,410
#JBS USA Finance 144A 8.25% 2/1/20	500,000	518,749
#Korea Expressway 144A 1.875% 10/22/17	200,000	198,249
#Kraft Foods Group 144A 5.00% 6/4/42	280,000	328,353

Laboratory Corporation of America Holdings
2.20% 8/23/17	190,000	196,046
3.75% 8/23/22	340,000	362,171
#Mylan 144A 6.00% 11/15/18	245,000	262,150
#Pernod-Ricard 144A 2.95% 1/15/17	450,000	475,083
Quest Diagnostics 4.70% 4/1/21	295,000	333,388
Reynolds American
3.25% 11/1/22	215,000	217,918
4.75% 11/1/42	150,000	153,418
#SABMiller Holdings 144A 3.75% 1/15/22	320,000	352,639
*Safeway 4.75% 12/1/21	535,000	560,654
Tyson Foods 4.50% 6/15/22	80,000	85,200
#Woolworths 144A
3.15% 4/12/16	155,000	161,994
4.55% 4/12/21	50,000	55,655
Yale University 2.90% 10/15/14	250,000	261,965
Zimmer Holdings 4.625% 11/30/19	240,000	275,184
		8,269,100
Electric – 3.95%
Ameren Illinois 9.75% 11/15/18	769,000	1,069,235
#American Transmission Systems 144A 5.25% 1/15/22	225,000	261,264
#APT Pipelines 144A 3.875% 10/11/22	145,000	144,807
CenterPoint Energy 5.95% 2/1/17	165,000	192,894
#Centrais Eletricas Brasileiras 144A 5.75% 10/27/21	200,000	225,000
CMS Energy
4.25% 9/30/15	95,000	101,528
6.25% 2/1/20	190,000	227,632
ComEd Financing III 6.35% 3/15/33	190,000	197,600
Great Plains Energy 5.292% 6/15/22	345,000	396,261
•Integrys Energy Group 6.11% 12/1/66	215,000	225,953
Jersey Central Power & Light 5.625% 5/1/16	75,000	86,195
LG&E & KU Energy
3.75% 11/15/20	115,000	119,355
4.375% 10/1/21	380,000	420,216
•NextEra Energy Capital Holdings 6.35% 10/1/66	385,000	408,453
Pennsylvania Electric 5.20% 4/1/20	175,000	200,129
PPL Capital Funding
4.20% 6/15/22	75,000	80,768
•6.70% 3/30/67	335,000	353,342
Public Service Electric & Gas 3.50% 8/15/20	125,000	140,250
Public Service of Oklahoma 5.15% 12/1/19	550,000	637,710
Puget Energy 6.00% 9/1/21	65,000	73,164
•Puget Sound Energy 6.974% 6/1/67	525,000	554,296
SCANA 4.125% 2/1/22	815,000	857,444
•Wisconsin Energy 6.25% 5/15/67	535,000	574,354
		7,547,850
Energy – 3.21%
#ENI 144A 4.15% 10/1/20	140,000	143,654
*#Gazprom Neft 144A 4.375% 9/19/22	400,000	403,000
Lukoil International Finance 6.125% 11/9/20	335,000	381,565
Pemex Project Funding Master Trust 6.625% 6/15/35	90,000	112,725
Petrobras International Finance
3.875% 1/27/16	215,000	229,477
5.375% 1/27/21	330,000	375,888
PetroHawk Energy 7.25% 8/15/18	340,000	388,051
Petroleos Mexicanos 5.50% 6/27/44	290,000	316,825
Pride International 6.875% 8/15/20	475,000	611,680
#PTT 144A 3.375% 10/25/22	200,000	197,812
Range Resources 8.00% 5/15/19	220,000	244,200
SandRidge Energy 8.75% 1/15/20	235,000	254,975
Talisman Energy 5.50% 5/15/42	435,000	508,932
Transocean
3.80% 10/15/22	380,000	389,447
5.05% 12/15/16	440,000	493,257
Weatherford International
4.50% 4/15/22	425,000	453,316
9.625% 3/1/19	150,000	198,971
#Woodside Finance 144A
8.125% 3/1/14	280,000	305,119
8.75% 3/1/19	85,000	113,904
		6,122,798
Finance Companies – 2.01%
#CDP Financial 144A
4.40% 11/25/19	280,000	324,790
5.60% 11/25/39	250,000	321,188

General Electric Capital
#144A 3.80% 6/18/19	250,000	267,188
5.55% 5/4/20	190,000	226,374
5.625% 5/1/18	65,000	77,302
6.00% 8/7/19	765,000	938,395
•6.25% 12/15/49	300,000	328,428
•7.125% 12/15/49	200,000	229,734
•#ILFC E-Capital Trust II 144A 6.25% 12/21/65	210,000	175,350
International Lease Finance
5.875% 4/1/19	85,000	90,476
6.25% 5/15/19	88,000	95,282
8.75% 3/15/17	100,000	117,265
#IPIC GMTN 144A 5.50% 3/1/22	200,000	231,500
PHH 9.25% 3/1/16	145,000	168,200
#Temasek Financial I 144A 2.375% 1/23/23	250,000	247,643
		3,839,115
Insurance – 2.26%
Alleghany 4.95% 6/27/22	145,000	162,065
American International Group
5.85% 1/16/18	20,000	23,421
8.25% 8/15/18	245,000	319,031
•Chubb 6.375% 3/29/67	680,000	741,201
#Highmark 144A
4.75% 5/15/21	200,000	204,630
6.125% 5/15/41	30,000	31,528
#ING US 144A 5.50% 7/15/22	250,000	272,299
•ING Groep 5.775% 12/29/49	85,000	80,750
#Liberty Mutual Group 144A
4.95% 5/1/22	215,000	235,242
6.50% 5/1/42	190,000	217,294
MetLife
3.048% 12/15/22	100,000	101,637
6.817% 8/15/18	220,000	278,368
#Metropolitan Life Global Funding I 144A 3.875% 4/11/22	475,000	524,908
Montpelier Re Holdings 4.70% 10/15/22	180,000	184,872
Prudential Financial
3.875% 1/14/15	65,000	69,150
4.50% 11/15/20	50,000	56,031
•5.875% 9/15/42	245,000	258,781
6.00% 12/1/17	120,000	145,298
=‡t#Twin Reefs Pass Through Trust 144A 0.00% 12/29/49	200,000	0
WellPoint 3.30% 1/15/23	395,000	409,466
		4,315,972
Natural Gas – 3.08%
AmeriGas Finance 7.00% 5/20/22	650,000	709,312
#CNOOC Finance 2012 144A 3.875% 5/2/22	280,000	301,209
El Paso Pipeline Partners Operating 6.50% 4/1/20	505,000	620,868
•Enbridge Energy Partners 8.05% 10/1/37	265,000	303,074
Energy Transfer Partners 9.70% 3/15/19	127,000	171,192
Enterprise Products Operating
•7.034% 1/15/68	450,000	514,692
9.75% 1/31/14	130,000	144,211
#GDF Suez 144A 2.875% 10/10/22	210,000	211,327
Kinder Morgan Energy Partners
3.45% 2/15/23	115,000	120,868
9.00% 2/1/19	415,000	562,427
Nisource Finance 5.80% 2/1/42	150,000	180,188
#Pertamina Persero 144A 4.875% 5/3/22	350,000	381,500
Plains All American Pipeline 8.75% 5/1/19	195,000	264,776
Sempra Energy 2.875% 10/1/22	275,000	282,507
TransCanada Pipelines
3.80% 10/1/20	100,000	113,014
•6.35% 5/15/67	310,000	333,464
Williams Partners 7.25% 2/1/17	535,000	658,634
		5,873,263
Real Estate – 2.12%
Alexandria Real Estate Equities 4.60% 4/1/22	510,000	553,169
Boston Properties 3.85% 2/1/23	230,000	248,601
Brandywine Operating Partnership 4.95% 4/15/18	140,000	153,690
BRE Properties 3.375% 1/15/23	210,000	211,133
Developers Diversified Realty
4.625% 7/15/22	80,000	88,806
4.75% 4/15/18	80,000	89,888
7.875% 9/1/20	90,000	117,229
9.625% 3/15/16	150,000	186,217
Digital Realty Trust
5.25% 3/15/21	450,000	509,742
5.875% 2/1/20	95,000	110,692
Liberty Property 4.125% 6/15/22	135,000	143,784
Mack-Cali Realty 4.50% 4/18/22	200,000	215,677
National Retail Properties 3.80% 10/15/22	90,000	93,390

Realty Income
2.00% 1/31/18	120,000	121,171
3.25% 10/15/22	135,000	135,436
Regency Centers
4.80% 4/15/21	55,000	61,634
5.875% 6/15/17	95,000	110,272
UDR 4.625% 1/10/22	455,000	508,351
#WEA Finance 144A
3.375% 10/3/22	145,000	147,249
4.625% 5/10/21	210,000	231,531
		4,037,662
Technology – 1.49%
Fiserv 3.50% 10/1/22	165,000	168,243
GXS Worldwide 9.75% 6/15/15	240,000	249,300
Motorola Solutions 3.75% 5/15/22	410,000	427,328
National Semiconductor 6.60% 6/15/17	255,000	316,846
Oracle
2.50% 10/15/22	375,000	382,606
5.75% 4/15/18	20,000	24,651
#Samsung Electronics America 144A 1.75% 4/10/17	200,000	202,406
#Seagate Technology International 144A 10.00% 5/1/14	146,000	159,140
Symantec 4.20% 9/15/20	125,000	133,077
#Tencent Holdings 144A 3.375% 3/5/18	200,000	204,512
Xerox 6.35% 5/15/18	490,000	574,945
		2,843,054
Transportation – 0.70%
#Brambles USA 144A
3.95% 4/1/15	125,000	130,680
5.35% 4/1/20	205,000	230,100
#ERAC USA Finance 144A
2.75% 3/15/17	10,000	10,465
3.30% 10/15/22	145,000	146,707
5.25% 10/1/20	370,000	425,079
#Penske Truck Leasing 144A
3.375% 3/15/18	95,000	94,699
3.75% 5/11/17	230,000	235,085
4.875% 7/11/22	55,000	56,336
		1,329,151
Total Corporate Bonds (cost $78,289,544)		83,002,095

Non-Agency Asset-Backed Securities – 2.58%
AEP Texas Central Transition Funding Series 2012-1 A2 1.976% 6/1/21	395,000	408,419
•Ally Master Owner Trust Series 2011-1 A1 1.084% 1/15/16	140,000	141,060
#Avis Budget Rental Car Funding AESOP Series 2011-2A A 144A 2.37% 11/20/14	135,000	138,729
Bank of America Auto Trust Series 2012-1 A3 0.78% 6/15/16	450,000	452,474
Capital One Multi-Asset Execution Trust Series 2007-A7 A7 5.75% 7/15/20	100,000	122,250
CenterPoint Energy Transition Bond Series 2012-1 A2 2.161% 10/15/21	120,000	125,647
Citicorp Residential Mortgage Securities Series 2006-3 A5 5.948% 11/25/36	300,000	271,743
Discover Card Master Trust Series 2007-A1 A1 5.65% 3/16/20	190,000	231,107
#Enterprise Fleet Financing Series 2012-1 A2 144A 1.14% 11/20/17	200,000	201,187
Ford Credit Auto Lease Trust Series 2012-A A4 1.03% 4/15/15	390,000	392,813
GE Capital Credit Card Master Note Trust
Series 2012-2 A 2.22% 1/15/22	100,000	103,001
Series 2012-6 A 1.36% 8/17/20	170,000	171,620
#Golden Credit Card Trust 144A
Series 2012-2A A1 1.77% 1/15/19	180,000	185,147
Series 2012-5A A 0.79% 9/15/17	205,000	205,000
John Deere Owner Trust Series 2011-A A4 1.96% 4/16/18	145,000	148,625
#Master Credit Card Trust Series 2012-2A A 144A 0.78% 4/21/17	200,000	199,960
#Navistar Financial Owner Trust Series 2012-A A2 144A 0.85% 3/18/15	300,000	300,387
•#Trafigura Securitisation Finance Series 2012-1A A 144A 2.614% 10/15/15	160,000	162,600
#Volvo Financial Equipment Series 2012-1A A4 144A 1.09% 8/15/17	330,000	332,550
World Financial Network Credit Card Master Trust Series 2012-B A 1.76% 5/17/21	400,000	401,870
World Omni Automobile Lease Securitization Trust Series 2012-A A3 0.93% 11/16/15	230,000	231,560
Total Non-Agency Asset-Backed Securities (cost $4,825,575)		4,927,749

Non-Agency Collateralized Mortgage Obligations – 0.18%
American Home Mortgage Investment Trust Series 2005-2 5A1 5.064% 9/25/35	16,653	16,854
Citicorp Mortgage Securities Series 2006-4 3A1 5.50% 8/25/21	19,726	20,539
•#GSMPS Mortgage Loan Trust Series 1998-2 A 144A 7.75% 5/19/27	82,626	85,948
•JPMorgan Mortgage Trust Series 2007-A1 7A4 3.023% 7/25/35	274,998	144,973
tWashington Mutual Alternative Mortgage Pass Through Certificates
Series 2005-1 5A2 6.00% 3/25/35	135,106	53,927
•Wells Fargo Mortgage-Backed Securities Trust Series 2006-AR5 2A1 2.615% 4/25/36	30,304	26,636
Total Non-Agency Collateralized Mortgage Obligations (cost $547,226)		348,877

ΔRegional Bonds – 1.90%
Australia – 1.01%
New South Wales Treasury
6.00% 4/1/19	AUD	572,000	682,428
6.00% 3/1/22	AUD	381,000	462,423
Queensland Treasury 6.25% 6/14/19	AUD	647,000	781,077
			1,925,928
Canada – 0.89%
Province of British Columbia 2.00% 10/23/22	USD	370,000	369,301
Province of Manitoba 2.10% 9/6/22		295,000	296,024
Province of Ontario 3.15% 6/2/22	CAD	306,000	317,076
Province of Quebec 4.25% 12/1/21	CAD	50,000	56,087
Treasury of Victoria 6.00% 10/17/22	USD	534,000	656,116
			1,694,604
Total Regional Bonds (cost $3,536,773)			3,620,532

«Senior Secured Loans – 4.75%
Bausch & Lomb Tranche B 4.75% 4/17/19		204,488	207,117
BNY ConvergEx Group
8.75% 12/16/17		70,442	65,717
(EZE Castle Software) 8.75% 11/29/17		29,558	27,575
Brickman Group Holdings Tranche B1 5.50% 10/14/16		95,757	97,074
Burlington Coat Factory Warehouse 5.75% 5/1/17		752,822	760,233
Caesars Entertainment Operating Tranche B6 5.494% 1/28/18		253,000	227,480
Chrysler Group 6.00% 5/24/17		644,023	659,228
Clear Channel Communication
Tranche A 3.639% 7/30/14		423,234	412,389
Tranche B 3.889% 1/29/16		738,352	609,144
DaVita Tranche B 4.50% 10/20/16		198,987	200,628
Delos Aircraft 4.75% 3/17/16		700,000	710,499
Dynegy Power 1st Lien 9.25% 8/5/16		277,895	290,574
Emdeon Tranche B 5.00% 11/2/18		590,545	598,370
First Data 5.00% 3/24/17		300,857	296,721
Getty Images Tranche B 4.75% 9/19/19		190,000	190,870
Goodman Global Tranche B 5.75% 10/28/16		43,083	43,245
Houghton International Tranche B1 6.75% 1/31/16		88,091	88,972
IASIS Healthcare Tranche B 5.00% 5/3/18		208,939	209,789
Immucor 5.75% 8/9/19		500,915	506,758
Infor US Tranche B2 4.00% 4/5/18		199,500	202,088
Level 3 Financing Tranche B 1st Lien 4.75% 8/1/19		250,000	251,920
Multiplan Tranche B 4.75% 8/26/17		16,313	16,412
Nuveen Investments
5.863% 5/13/17		200,000	200,219
8.25% 3/1/19		85,000	86,700
OSI Restaurant Partners Tranche B 1st Lien 3.50% 10/5/19		480,000	483,151
PQ 6.74% 7/30/15		100,000	99,500
Toys R US Tranche B 6.00% 9/1/16		475,114	475,114
Truven Health Tranche B 5.75% 5/23/19		285,000	285,713
Univision Communications 4.489% 3/31/17		193,526	189,625
Vantage Drilling Tranche B 6.25% 10/17/17		195,000	189,429
Visant 5.25% 12/22/16		259,017	248,764
Zayo Group Tranche B 1st Lien 5.25% 7/2/19		140,000	140,840
Total Senior Secured Loans (cost $8,949,972)			9,071,858

ΔSovereign Bonds – 2.70%
Colombia – 0.07%
Colombia Government International 6.125% 1/18/41		102,000	139,740
			139,740
Finland – 0.09%
Finland Government 4.00% 7/4/25	EUR	113,000	178,069
			178,069
Indonesia – 0.34%
Indonesia Treasury Bonds
7.00% 5/15/22	IDR	3,503,000,000	400,401
7.00% 5/15/27	IDR	1,355,000,000	152,003
11.00% 11/15/20	IDR	677,000,000	94,592
			646,996
Mexico – 0.09%
Mexico Government International 4.75% 3/8/44	USD	160,000	178,000
			178,000
Netherlands – 0.17%
Republic of Angola Via Northern Lights III BV 7.00% 8/16/19		290,000	325,525
			325,525
Norway – 0.91%
#Kommunalbanken 144A 1.00% 9/26/17		286,000	285,727
Norway Government
4.25% 5/19/17	NOK	414,000	81,300
4.50% 5/22/19	NOK	4,628,000	951,942
5.00% 5/15/15	NOK	2,161,000	412,404
			1,731,373

Peru – 0.04%
Republic of Peru 5.625% 11/18/50	USD	60,000	78,000
			78,000
Philippines – 0.15%
Philippine Government International 9.50% 10/21/24		180,000	295,200
			295,200
Poland – 0.04%
Poland Government 5.75% 10/25/21	PLN	203,000	69,448
			69,448
South Africa – 0.17%
South Africa Government
7.25% 1/15/20	ZAR	427,000	51,474
8.00% 12/21/18	ZAR	1,254,000	158,332
10.50% 12/21/26	ZAR	764,000	109,038
			318,844
Sweden – 0.20%
#Kommuninvest I Sverige AB 144A 1.00% 10/24/17	USD	380,000	380,644
			380,644
Turkey – 0.10%
Turkey Government Bond 9.00% 3/5/14	TRY	318,000	182,974
			182,974
United Kingdom – 0.33%
United Kingdom Gilt
4.00% 3/7/22	GBP	114,060	220,996
4.25% 12/7/27	GBP	86,000	171,782
4.75% 3/7/20	GBP	121,000	242,393
			635,171
Total Sovereign Bonds (cost $4,993,783)			5,159,984

Supranational Banks – 0.15%
Andina de Fomento 4.375% 6/15/22	USD	180,000	196,628
International Bank for Reconstruction & Development 3.375% 4/30/15	NOK	530,000	96,644
Total Supranational Banks (cost $291,597)			293,272

U.S. Treasury Obligations – 9.01%
U.S. Treasury Bond 3.00% 5/15/42	USD	3,710,000	3,832,894
U.S. Treasury Notes
0.75% 10/31/17		4,735,000	4,743,878
∞1.625% 8/15/22		8,655,000	8,609,025
Total U.S. Treasury Obligations (cost $17,108,711)			17,185,797

		Number of
		Shares
Preferred Stock – 0.91%
Alabama Power 5.625%		3,715	94,844
BB&T 5.85%		5,050	132,462
JPMorgan Chase 5.50%		5,000	125,500
•PNC Financial Services Group
6.125%		5,000	140,000
8.25%		260,000	270,583
•U.S. Bancorp
3.50%		350	310,630
*6.00%		5,000	143,500
*Wells Fargo 5.20%		20,200	516,918
Total Preferred Stock (cost $1,597,719)			1,734,437

		Number of
		Contracts
Option Purchased – 0.00%
Put Option – 0.00%
AUD, strike price $100.00, expires 11/16/12 (BAML)		529,000	122
Total Option Purchased (cost $5,211)			122

		Principal
		Amount°
Short-Term Investments – 19.95%
≠Discount Note – 2.02%
Federal Home Loan Bank 0.095% 11/28/12	USD	3,864,967	3,864,766
			3,864,766
Repurchase Agreements – 13.53%
Bank of America 0.24%, dated 10/31/12, to be
repurchased on 11/1/12, repurchase price $10,004,556
(collateralized by U.S. government obligations 0.00%-1.25%
1/10/13-8/31/16; market value $10,204,579)		10,004,490	10,004,490

BNP Paribas 0.28%, dated 10/31/12, to be
repurchased on 11/1/12, repurchase price $15,814,633
(collateralized by U.S. government obligations 0.00-2.00%
1/24/13-4/15/16; market value $16,130,801)		15,814,510	15,814,510
			25,819,000
≠U.S. Treasury Obligation – 4.40%
U.S. Treasury Bill 0.05% 11/15/12		8,398,192	8,398,007
			8,398,007
Total Short-Term Investments (cost $38,081,600)			38,081,773

Total Value of Securities Before Securities Lending Collateral – 116.15%
(cost $215,132,070)			221,705,278

		Number of
		Shares
**Securities Lending Collateral – 0.01%
Investment Companies
Delaware Investments Collateral Fund No.1		11,700	11,700
†@Mellon GSL Reinvestment Trust II		12,695	0
Total Securities Lending Collateral (cost $24,395)			11,700

Total Value of Securities – 116.16%
(cost $215,156,465)			221,716,978 ©
**Obligation to Return Securities Lending Collateral – (0.01%)			(24,395)
«Other Liabilities Net of Receivables and Other Assets – (16.15%)			(30,823,750)
Net Assets Applicable to 21,746,757 Shares Outstanding – 100.00%			$190,868,833

°Principal amount shown is stated in the currency in which each security is denominated.
•Variable rate security. The rate shown is the rate as of October 31, 2012. Interest rates reset periodically.
tPass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
#Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At October 31, 2012, the aggregate value of Rule 144A securities was $27,256,652, which represented 14.28% of the Fund’s net assets. See Note 5 in "Notes."
@Illiquid security. At October 31, 2012, the aggregate value of illiquid securities was $0, which represented 0.00% of the Fund’s net assets. See Note 5 in “Notes.”
=Security is being fair valued in accordance with the Fund’s fair valuation policy. At October 31, 2012, the aggregate value of fair valued securities was $0, which represented 0.00% of the Fund’s net assets. See Note 1 in "Notes."
‡Non income producing security. Security is currently in default.
ΔSecurities have been classified by country of origin.
«Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale. Stated rate in effect at October 31, 2012.
*Fully or partially on loan.
∞Fully or partially pledged as collateral for futures contracts.
≠The rate shown is the effective yield at the time of purchase.
†Non income producing security.
**See Note 4 in "Notes" for additional information on securities lending collateral.
©Includes $23,884 of securities loaned.
«Includes foreign currency valued at $904,794 with a cost of $906,621 and $7,704,139 for securities sold and $39,939,652 for securities purchased.

The following foreign currency exchange contracts, futures contracts and swap contracts were outstanding at October 31, 2012:1

Foreign Currency Exchange Contracts

						Unrealized
	Contracts to					Appreciation
Counterparty	Receive (Deliver)		In Exchange For		Settlement Date	(Depreciation)
BAML	AUD	(829,498)	USD	856,187	12/14/12	$(1,355)
BAML	BRL	181,037	USD	(88,652)	12/14/12	(97)
BAML	CAD	286,201	USD	(285,884)	12/14/12	333
BAML	COP	268,665,000	USD	(146,093)	12/14/12	322
BAML	EUR	(646,535)	USD	836,520	12/14/12	(1,632)
BAML	JPY	(2,019,895)	USD	25,356	12/14/12	37
BAML	TRY	338,637	USD	(186,927)	12/14/12	849
BAML	ZAR	(5,651,134)	USD	645,822	12/14/12	(1,631)
CITI	TRY	338,637	USD	(187,043)	12/14/12	732
GSC	BRL	1,027,148	USD	(503,011)	12/14/12	(573)
GSC	GBP	(229,346)	USD	367,890	12/14/12	(2,153)
HSBC	GBP	(121,905)	USD	195,522	12/14/12	(1,168)
HSBC	JPY	16,241,000	USD	(204,094)	12/14/12	(519)
HSBC	TRY	90,800	USD	(50,149)	12/14/12	200
JPMC	BRL	550,250	USD	(269,479)	12/14/12	(320)
JPMC	EUR	(286,400)	USD	369,714	12/14/12	(1,568)
JPMC	NOK	(566,745)	USD	98,066	12/14/12	(1,153)
MSC	BRL	501,165	USD	(245,645)	12/14/12	(496)
MSC	JPY	(6,420,240)	USD	80,674	12/14/12	198
MSC	NOK	(885,776)	USD	153,280	12/14/12	(1,792)
						$(11,786)

Futures Contracts

				Unrealized
				Appreciation
Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	(Depreciation)
2 Long Gilt	$381,960	$384,513	1/1/13	$2,553
(13) U.S. Treasury 10 yr Note	(1,717,182)	(1,729,407)	12/20/12	(12,225)
(14) U.S. Treasury Long Bond	(2,042,898)	(2,090,375)	1/1/13	(47,477)
	$(3,378,120)			$(57,149)

Swap Contracts
CDS Contracts

					Unrealized
	Swap	Notional	Annual Protection	Termination	Appreciation
Counterparty	Referenced Obligation	Value	Payments	Date	(Depreciation)
	Protection Purchased:
	ITRAXX Europe Subordinate
JPMC	Financials 18.1 5 yr CDS	EUR 1,095,000	5.00%	12/20/17	$(3,866)

The use of foreign currency exchange contracts, futures contracts and swaps contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 3 in “Notes.”

Summary of Abbreviations:
ARM – Adjustable Rate Mortgage
AUD – Australian Dollar
BAML – Bank of America Merrill Lynch
BRL – Brazilian Real
CAD – Canadian Dollar
CDS – Credit Default Swap
CITI – Citigroup Global Markets
COP – Colombian Peso
EUR – European Monetary Unit
GBP – British Pound Sterling
GNMA – Government National Mortgage Association
GPM – Graduated Payment Mortgage
GSC – Goldman Sachs Capital
GSMPS – Goldman Sachs Reperforming Mortgage Securities
HSBC – Hong Kong Shanghai Bank
IDR – Indonesia Rupiah
JPMC – JPMorgan Chase Bank
JPY – Japanese Yen
MSC – Morgan Stanley Capital
NCUA – National Credit Union Administration
NOK – Norwegian Kroner
PLN – Polish Zloty
REMIC – Real Estate Mortgage Investment Conduit
S.F. – Single Family
TBA – To be announced
TRY – Turkish Lira
USD – United States Dollar
yr – Year
ZAR – South African Rand

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Group® Government Fund – Delaware Core Plus Bond Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Debt securities, credit default swap (CDS) contracts and interest rate swap contracts are valued based upon valuations provided by an independent pricing service or counterparty and reviewed by management. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Investment company securities are valued at net asset value per share, as reported by the underlying investment company. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Swaps prices are derived using, daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing)

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (July 31, 2009–July 31, 2012), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income and common expenses are allocated to the various classes of the Fund on the basis of “settled shares” of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Fund may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements, as of the date of this report, were entered into on October 31, 2012.

To Be Announced Trades – The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (e.g, “when issued,” “delayed delivery,” “forward commitment,” or “TBA transactions”) consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally isolates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. The Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually. The Fund may distribute income dividends and capital gains more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At October 31, 2012, the cost of investments for federal income tax purposes has been estimated since the final tax characteristics cannot be determined until fiscal year end. At October 31, 2012, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$215,463,753
Aggregate unrealized appreciation	7,316,576
Aggregate unrealized depreciation	(1,063,351)
Net unrealized depreciation	$6,253,225

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)
Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)
Level 3 - inputs are significant unobservable inputs (including the Fund’s’ own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs, which may include prior transaction prices (acquisition cost) that did not occur during the period, financial or news information released by the company, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of October 31, 2012:

	Level 1	Level 2	Level 3	Total
Agency, Asset- &
Mortgage-Backed Securities	$-	$62,572,502	$748,343	$63,320,845
Corporate Debt	-	92,308,516	-	92,308,516
Foreign Debt	-	9,073,788	-	9,073,788
U.S. Treasury Obligations	-	17,185,797	-	17,185,797
Preferred Stock	1,463,854	270,583	-	1,734,437
Option Purchased	-	122	-	122
Short-Term Investments		38,081,773	-	38,081,773
Securities Lending Collateral	-	11,700	-	11,700
Total	$1,463,854	$219,504,781	$748,343	$221,716,978

Foreign Currency Exchange Contracts	$-	$(11,786)	$-	$(11,786)
Futures Contracts	(57,149)	-	-	(57,149)
Swap Contracts	-	(3,866)	-	(3,866)

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning, interim or end of the period in relation to net assets.

During the period ended October 31, 2012, there were no transfers between Level 1 investments and Level 2 investments that had a material impact to the Fund. Transfers from Level 3 investments to Level 2 investments were made in the amount of $150,105 due to the Fund utilizing a price from a vendor with observable inputs that had been utilizing a price with significant unobservable inputs. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

Management has determined not to provide additional disclosure under ASU No. 2011-04 since the Level 3 investments are not considered material to the Funds’ net assets at the end of the period.

3. Derivatives
U.S. GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity's results of operations and financial position.

Foreign Currency Exchange Contracts – The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund's maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

Futures Contracts – A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Fund may use futures in the normal course of pursuing its investment objectives. The Fund may invest in financial futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates.Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to a Fund because futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. There were no futures contracts outstanding at October 31, 2012.

Options Contracts – During the period ended October 31, 2012, the Fund entered into options contracts in the normal course of pursuing its investment objectives. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund's exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; to increase yield during low interest rate environment; and as a cash management tool.. The Fund may buy or write call or put options on securities, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the options purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. No options written were outstanding at October 31, 2012.

Swap Contracts – The Fund may enter into CDS contracts in the normal course of pursuing its investment objective and strategies. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular referenced security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the period ended October 31, 2012, the Fund entered into CDS contracts as a purchaser and seller of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. The Fund has posted $120,000 as collateral for certain open derivatives.

CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Swaps Generally. The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the Schedule of Investments.

4. Securities Lending
The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (i) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (ii) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (the “Collective Trust”) established by BNY Mellon for the purpose of investment on behalf of funds managed by Delaware Management Company (DMC), that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. In October 2008, BNY Mellon transferred certain distressed securities from the Fund’s previous collateral investment pool into the Mellon GSL Reinvestment Trust II. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Collective Trust used for the investment of cash collateral received from borrowers of securities seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust or another collateral investment pool. This could occur if an investment in a collateral investment pool defaulted or if it were necessary to liquidate assets in the collateral investment pool to meet returns on outstanding security loans at a time when the collateral investment pool’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the collateral investment pool that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up this shortfall.

At October 31, 2012, the value of securities on loan was $23,884, for which cash collateral was received and invested in accordance with the Lending Agreement. At October 31, 2012, the value of invested collateral was $11,700. These investments are presented on the schedule of investments under the caption "Securities Lending Collateral."

5. Credit and Market Risk
The Fund may invest a portion of its assets in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor's and Baa3 by Moody's Investor Services, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund's 15% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the schedule of investments.

6. Subsequent Events
Management has determined that no material events or transactions occurred subsequent to October 31, 2012 that would require recognition or disclosure in the Fund’s schedule of investments.

Schedule of Investments (Unaudited)

Delaware Inflation Protected Bond Fund

October 31, 2012

		Principal	Value
		Amount[o]	(U.S. $)
Agency Collateralized Mortgage Obligations – 0.85%
Fannie Mae REMIC
Series 2010-35 AB 5.00% 11/25/49	USD	1,138,216	$1,217,069
Series 2010-75 NA 4.00% 9/25/28		1,647,718	1,706,013
•Freddie Mac REMIC Series 3067 FA 0.564% 11/15/35		1,195,382	1,200,336
Total Agency Collateralized Mortgage Obligations (cost $4,109,455)			4,123,418

Agency Mortgage-Backed Securities – 6.18%
Fannie Mae S.F. 15 yr
2.50% 9/1/27		248,665	260,460
4.00% 11/1/25		2,761,261	2,997,903
Fannie Mae S.F. 15 yr TBA 2.50% 11/1/27		2,908,000	3,043,404
Fannie Mae S.F. 20 yr
5.00% 11/1/29		1,669,983	1,824,672
5.50% 4/1/27		915,311	1,005,505
Fannie Mae S.F. 30 yr
5.50% 2/1/38		1,359,365	1,499,262
6.00% 8/1/36		236,277	262,513
6.00% 9/1/36		298,950	332,144
6.00% 3/1/37		119,916	134,075
6.00% 2/1/38		1,436,354	1,595,845
6.00% 12/1/38		69,968	77,584
6.00% 11/1/39		250,500	278,316
6.00% 4/1/40		1,164,127	1,292,170
6.00% 6/1/40		3,045,245	3,383,384
6.00% 7/1/40		152,869	169,844
6.00% 2/1/41		1,949,928	2,182,959
Freddie Mac S.F. 15 yr 3.00% 4/1/27		2,501,274	2,637,511
Freddie Mac S.F. 30 yr
6.00% 8/1/38		1,490,526	1,658,320
6.00% 10/1/38		2,133,160	2,373,298
6.00% 5/1/40		2,755,576	3,033,058
Total Agency Mortgage-Backed Securities (cost $29,771,224)			30,042,227

Corporate Bonds – 1.82%
Banking – 1.16%
JPMorgan Chase Bank 6.00% 12/13/12	BRL	430,800	5,256,594
•Morgan Stanley 3.608% 3/5/18	USD	357,000	369,359
			5,625,953
Brokerage – 0.60%
^JPMorgan Structured Products 0.00% 5/18/15	BRL	2,419,000	2,918,983
			2,918,983
Insurance – 0.06%
•Prudential Financial 3.59% 6/10/15	USD	286,000	287,667
			287,667
Total Corporate Bonds (cost $8,208,844)			8,832,603

ΔSovereign Bonds – 8.76%
Australia – 2.42%
Australian Government Inflation Linked Bond 4.00% 8/20/15	AUD	6,214,000	11,765,624
			11,765,624
Brazil – 1.31%
Brazil Notas do Tesouro Nacional Series B 6.00% 5/15/15	BRL	530,000	6,395,456
			6,395,456

Canada – 0.93%
Canadian Government Inflation Linked Bond 4.25% 12/1/21	CAD	3,152,137	4,503,201
			4,503,201
Republic of Korea – 2.04%
Korea Treasury Inflation Linked Bond
2.75% 3/10/17	KRW	7,990,708,530	8,047,009
2.75% 6/10/20	KRW	1,726,272,000	1,853,318
			9,900,327
South Africa – 1.25%
South Africa Government Inflation Linked Bond 2.75% 1/31/22	ZAR	45,897,163	6,083,017
			6,083,017
Sweden – 0.81%
Sweden Government Inflation Linked Bond 0.50% 6/1/17	SEK	24,500,000	3,946,713
			3,946,713
Total Sovereign Bonds (cost $39,153,713)			42,594,338

U.S. Treasury Obligations – 81.21%
U.S. Treasury Bond 3.00% 5/15/42	USD	14,005,000	14,468,916
U.S. Treasury Inflation Indexed Bond
0.125% 4/15/16		14,638,033	15,440,841
0.125% 4/15/17		135,104,760	144,984,892
0.125% 7/15/22		76,267,795	83,596,673
0.75% 2/15/42		75,110,249	83,918,126
∞2.00% 1/15/14		23,253,081	24,132,350
U.S. Treasury Note 1.625% 8/15/22		28,600,000	28,448,077
Total U.S. Treasury Obligations (cost $388,421,319)			394,989,875

		Number of
		Contracts
Option Purchased – 0.01%
Call Option – 0.01%
U.S. 10 yr Futures Option, strike price $135.50, expires 11/24/12 (AFI)		410	32,031
Total Option Purchased (cost $110,067)			32,031

		Principal
		Amount°
Short-Term Investments – 1.41%
Repurchase Agreements – 1.41%
Bank of America 0.24%, dated 10/31/12, to be
repurchased on 11/1/12, repurchase price $2,665,918
(collateralized by U.S. government obligations 0.00%-1.25%
1/10/13-8/31/16; market value $2,719,219)	USD	2,665,901	2,665,901

BNP Paribas 0.28%, dated 10/31/12, to be
repurchased on 11/1/12, repurchase price $4,214,132
(collateralized by U.S. government obligations 0.00-2.00%
1/24/13-4/15/16; market value $4,298,381)		4,214,099	4,214,099
Total Short-Term Investments (cost $6,880,000)			6,880,000

Total Value of Securities – 100.24%
(cost $476,654,622)			487,494,492
Liabilities Net of Receivables and Other Assets – (0.24%)			(1,149,805	)«
Net Assets Applicable to 43,200,102 Shares Outstanding – 100.00%			$486,344,687

°Principal amount shown is stated in the currency in which each security is denominated.
•Variable rate security. The rate shown is the rate as of October 31, 2012. Interest rates reset periodically.
^Zero coupon security. The rate shown is the yield at the time of purchase.
ΔSecurities have been classified by country of origin.
∞Fully or partially pledged as collateral for futures contracts.
«Includes foreign currency valued at $1,250,039 with a cost of $1,242,677.

The following foreign currency exchange contracts, futures contracts and swap contracts were outstanding at October 31, 2012:1

Foreign Currency Exchange Contracts

						Unrealized
	Contracts to		In Exchange		Settlement	Appreciation
Counterparty	Receive (Deliver)		For		Date	(Depreciation)
BAML	AUD	(9,510,794)	USD	9,816,803	12/14/12	$(15,519)
BAML	EUR	(3,132,233)	USD	4,052,639	12/14/12	(7,909)
BAML	ZAR	(38,939,017)	USD	4,450,021	12/14/12	(11,237)
GSC	EUR	(2,869,533)	USD	3,705,428	12/14/12	(14,563)
HSBC	EUR	(18,275,003)	USD	23,595,770	12/14/12	(95,485)
						$(144,713)

Futures Contracts

				Unrealized
				Appreciation
Contract to Buy (Sell)	Notional Cost	Notional Value	Expiration Date	(Depreciation)
28 U.S. Treasury Long Bond	$4,151,954	$4,180,750	1/1/13	$28,796

Swap Contracts
CDS Contracts

						Unrealized
	Swap	Notional		Annual Protection	Termination	Appreciation
Counterparty	Referenced Obligation	Value		Payments	Date	(Depreciation)
	Protection Purchased:
	ITRAXX Europe Subordinate
BAML	Financials 18.1 5 yr CDS	EUR	5,295,000	5.00%	12/20/17	$(132,950)
	ITRAXX Europe Subordinate
BCLY	Financials 18.1 5 yr CDS		7,210,000	5.00%	12/20/17	(191,982)
	ITRAXX Europe Subordinate
HSBC	Financials 18.1 5 yr CDS		1,805,000	5.00%	12/20/17	(48,062)
	ITRAXX Europe Subordinate
JPMC	Financials 18.1 5 yr CDS		11,485,000	5.00%	12/20/17	(307,023)
						$(680,017)

The use of foreign currency exchange contracts, futures contracts and swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values and foreign currency exchange contracts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 3 in “Notes."

Summary of Abbreviations:
AFI – Advantage Futures Inc.
AUD – Australian Dollar
BAML – Bank of America Merrill Lynch
BCLY – Barclays Bank
BRL – Brazilian Real
CAD – Canadian Dollar
CDS – Credit Default Swap
EUR – European Monetary Unit
GSC – Goldman Sachs Capital
HSBC – Hong Kong Shanghai Bank
JPMC – JPMorgan Chase Bank
KRW – South Korean Won
REMIC – Real Estate Mortgage Investment Conduit
SEK – Swedish Krona
S.F. – Single Family
TBA – To be announced
USD – United States Dollar
yr – Year
ZAR – South African Rand

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Group® Government Fund - Delaware Inflation Protected Bond Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Debt securities and credit default swap (CDS) contracts are valued based upon valuations provided by an independent pricing service or counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Swap prices are derived using, daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken for all open federal income tax years (July 31, 2009 – July 31, 2012), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income and common expenses are allocated to the various classes of the Fund on the basis of "settled shares" of each class in relation to the net assets of the Fund. Realized and unrealized gains (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Fund may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on October 31, 2012.

To Be Announced Trades – The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (e.g., when issued, delayed delivery, forward commitment, or TBA transactions) consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery.

Inflation-Indexed Bonds – The Fund invests in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the statement of operations, even though investors do not receive their principal until maturity.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally isolates that portion of realized gains and losses on investments in debt securities, which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums on non-convertible debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. The Fund expects to declare and pay dividends from net investment income monthly. The Fund will distribute net realized capital gains, if any, at least annually, usually in December. The Fund may distribute income dividends and capital gains more frequently, if necessary, for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At October 31, 2012, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At October 31, 2012, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$476,747,674
Aggregate unrealized appreciation	$13,470,301
Aggregate unrealized depreciation	(2,723,483)
Net unrealized appreciation	$10,746,818

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)
Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)
Level 3 - inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of October 31, 2012:

	Level 1	Level 2	Total
Agency, Asset- &
Mortgage-Backed Securities	$-	$34,165,645	$34,165,645
Corporate Debt	-	8,832,603	8,832,603
Foreign Debt	-	42,594,338	42,594,338
U.S. Treasury Obligations	-	394,989,875	394,989,875
Option Purchased	32,031	-	32,031
Short-Term Investments	-	6,880,000	6,880,000
Total	$32,031	$487,462,461	$487,494,492

Foreign Currency Exchange Contracts	$-	$(144,713)	$(144,713)
Futures Contracts	28,796	-	28,796
Swap Contracts	-	(680,017)	(680,017)

During the period ended October 31, 2012, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

Management has determined not to provide additional disclosure under ASU No. 2011-04 since the Level 3 investments are not considered material to the Fund's net assets at the end of the period.

3. Derivatives
U.S. GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity's results of operations and financial position.

Foreign Currency Exchange Contracts – The Fund enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of their currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Futures Contracts – A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Fund may use futures in the normal course of pursuing its investment objective. The Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Options Contracts – During the period ended October 31, 2012, the Fund entered into options contracts in the normal course of pursuing its investment objective. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund’s exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Fund may buy or write call or put options on securities, futures, swaps “swaptions”, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the options purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. No options written were outstanding at October 31, 2012.

Swap Contracts – The Fund may enter into CDS contracts in the normal course of pursuing its investment objective. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the period October 31, 2012, the Fund entered into CDS contracts as a purchaser of protection. Periodic payments on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment, such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. The Fund has posted $3,790,000 as collateral for certain open derivatives.

CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Swaps Generally. The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the schedule of investments.

4. Securities Lending
The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (i) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (ii) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by Delaware Management Company (DMC), that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. In October 2008, BNY Mellon transferred certain distressed securities from the Fund’s previous collateral investment pool into the Mellon GSL Reinvestment Trust II. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Collective Trust used for the investment of cash collateral received from borrowers of securities seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in a Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the collateral investment pool that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up this shortfall. The Fund had no securities out on loan as of October 31, 2012.

5. Credit and Market Risk
The Fund primarily invests in inflation protected debt securities whose principal and/or interest payments are adjusted for inflation, unlike traditional debt securities that make fixed principal and interest payments. Under normal circumstances, the Fund will invest at least 80% of its net assets in inflation-protected bonds issued by the U.S. government, its agencies or instrumentalities, foreign governments and corporations, which may include synthetic investments such as options, forwards, futures contracts, or swap agreements that, when combined with non-inflation indexed bonds, have economic characteristics similar to inflation-indexed bonds.

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. currencies; as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; to increase yield during low interest rate environment; and as a cash management tool.

The Fund may invest up to 10% of its net assets in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s and Baa3 by Moody’s Investors Service, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of October 31, 2012, there were no Rule 144A securities and no securities have been determined to be illiquid under the Fund’s Liquidity Procedures.

6. Subsequent Events
Management has determined that no material events or transactions occurred subsequent to October 31, 2012 that would require recognition or disclosure in the Fund’s schedule of investments.

Item 2. Controls and Procedures.

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

     File as exhibits as part of this Form a separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below: